                                                                    EXHIBIT 99.1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT


                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

           Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 15, 1999, and with respect to the performance of the Trust during the month of February, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

           A)  Information Regarding Distributions to the Class A
               Certificateholders, per $1,000 original certificate principal amount.

               (1)  The total amount of the
               distribution to Class A Certificateholders,
               per $1,000 original certificate principal amount     $ 3.8592225

               (2)  The amount of the distribution set
               forth in paragraph 1 above in respect of
               interest on the Class A Certificates, per
               $1,000 original certificate principal amount         $ 3.8592225

                    (3)  The amount of the distribution set
                    forth in paragraph 1 above in respect of
                    principal of the Class A Certificates,
                    per $1,000 original certificate principal
                    amount                                           $ 0.0000000

               B)   Class A Investor Charge Offs and
                    Reimbursement of Charge Offs

                    (1)  The amount of Class A Investor
                    Charge Offs                                      $ 0.0000000

                    (2)  The amount of Class A Investor
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                 $ 0.0000000

                    (3)  The total amount reimbursed in
                    respect of Class A Investor Charge Offs          $ 0.0000000

                    (4)  The amount set forth in paragraph 3
                    above, per $1,000 original certificate
                    principal amount                                 $ 0.0000000

                    (5)  The amount, if any, by which the
                    outstanding principal balance of the
                    Class A Certificates exceeds the Class A
                    Invested Amount after giving effect
                    to all transactions on such Distribution Date    $ 0.0000000

           C)       Information Regarding Distributions to the
                    Class B Certificateholders, per $1,000
                    original certificate principal amount.

                    (1)  The total amount of the
                    distribution to Class B
                    Certificatedholders, per $1,000
                    original certificate principal amount            $ 4.0167225

                    (2)  The amount of the distribution
                    set forth in paragraph 1 above in respect of
                    interest on the Class B Certificates, per
                    $1,000 original certificate principal amount     $ 4.0167225

               (3)  The amount of the distribution set forth
               in paragraph 1 above in respect of principal
               on the Class B Certificates, per $1,000 original
               cerificate principal amount                           $ 0.0000000

          D)   Class B Investor Charge Offs and
               Reimbursement of Charge Offs

               (1)  The amount of Class B Investor                   $ 0.0000000
               Charge Offs

               (2)  The amount of Class B Investor Charge Offs
               set forth in paragraph 1 above, per $1,000
               original certificate principal amount                 $ 0.0000000

               (3)  The total amount reimbursed in
               respect of Class B Investor Charge Offs               $ 0.0000000

               (4)  The amount set forth in paragraph 3 above,
               per $1,000 original certificate principal amount      $ 0.0000000

               (5)  The amount, if any, by which the
               outstanding principal balance of the Class B
               Certificates exceeds the Class B Invested Amount
               after giving effect to all transactions on such
               Distribution Date                                     $ 0.0000000


                                                         First USA Bank NA,
                                                         as Servicer


                                                         By  Tracie Klein
                                                           ---------------------
                                                             Tracie H. Klein
                                                             Vice President